UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2021

S&P Global Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-1023	13-1026995
(Commission File Number)	(IRS Employer Identification No.)

55 Water Street New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)

(212) 438-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 Par Value	SPGI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2021, the Board of Directors (the “Board”) of S&P Global Inc. (the “Company”) approved to amend and restate the Company’s By-Laws (as so amended and restated, the “By-Laws”), which became effective immediately upon approval. The amendment to the By-Laws deletes in its entirety Article I-A, Section 9(D), which provided that, to be eligible for nomination as a director of the Company, a person must beneficially own, or agree to purchase within 90 days if elected as a director of the Company (subject to any restrictions imposed by the Company’s insider trading policy), not less than 400 shares of stock of the Company, will not dispose of such minimum number of shares so long as such person is a director, and has disclosed whether all or any portion of the such shares were purchased with any financial assistance provided by any other person and whether any other person has any interest in such shares.

The Board is committed to ensuring that all directors have an ownership stake in the Company. Due to the timing requirement, the Board determined that the By-Law provision could limit the pool of director candidates because of the immediate need for such candidates to purchase Company shares with personal funds, which some candidates may find to be prohibitively costly. All non-management directors are subject to stock ownership guidelines which require such directors to own or acquire, within five years of their election, shares of Company common stock having a market value of at least five times their annual cash retainer.

The By-Laws are attached hereto as Exhibit 3.2, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

3.2	By-Laws of S&P Global Inc., dated September 29, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

Date: October 5, 2021	By:	/s/ Alma Rosa Montanez
Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel